Pennsylvania Mutual Fund
                               (Consultant Class)
                  Supplement to Prospectus dated April 30, 1997


     The following information replaces the information on page 2 of the Pennsylvania Mutual Fund - Consultant Class prospectus.

Shares of Pennsylvania Mutual Fund's Consultant Class purchased after December 31, 1997 are subject to a contingent deferred sales charge if redeemed within the first year after purchase. The charge (which replaces the 1% redemption fee previously payable to the Fund on such redemptions) is equal to 1.00% of the purchase price of the shares being redeemed and is payable to Royce Fund Services, Inc., the Fund's distributor.

FUND EXPENSES    The    following   table   summarizes   the   maximum
                 transaction  costs  and estimated expenses  and  fees
                 that   you   would   incur  as  a  Consultant   Class
                 shareholder of the Fund. The Fund offers one other class of shares, not available through broker-dealers offering Consultant Class shares to their customers, which has a different expense structure than the Consultant Class, resulting in different performance for that class.

                           Shareholder Transaction Expenses
			   --------------------------------

                  Maximum Initial Sales Charge Imposed on a
                         Purchase (as a % of offering price)...............0.00%
                  Maximum Contingent Deferred Sales Charge
                         (as a % of offering price)(1).....................1.00%

                  (1)  On purchased shares held for less than 1 year.  Does not apply to shares issued on reinvestment of distributions.

                            Annual Fund Operating Expenses
			    ------------------------------

                  Management Fees......................................0.74%

                  12b-1 Fees (after waiver)............................0.67%

                  Other Expenses.......................................0.24%
								       -----
                  Total Operating Expenses.............................1.65%
								       -----

                 The purpose of the above tables is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in shares of the Consultant Class of the Fund. 12b-1 Fees would be 1.00% and Total Operating Expenses would be 1.98% without the waiver of 12b-1 fees by
                 Royce Fund Services, Inc. ("RFS"), the Fund's distributor. See "Management of the Trust-- Distribution."


                 Examples
                 The following example illustrate the expenses that you would incur on a hypothetical $1,000 investment for the periods specified, assuming a 5% annual return , reinvestment of distributions and redemption at the end of each period.

                                 1  Year    3 Years  5 Years   10 Years
                                 -------    -------  -------   --------

                                   $17        $52      $90       $195

                 THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

                 Long-term Consultant Class shareholders may pay more than the economic equivalent of the maximum front-end sales charge of 6.25% of the amount invested permitted  by  the  Rules of Fair  Practice  of  NASD
                 Regulation, Inc.





January 2, 1998